Exhibit 10.2
PORTIONS OF THIS EXHIBIT 10.2 MARKED BY AN *** HAVE BEEN OMITTED PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
W
Bridge Apparel (Stores) (+India)
July 6, 2011/ July 7, 2011
July 8, 2011
Warnaco Italy S.r.l. as successor to CK Jeanswear Europe S.p.A.(“CKJE”)
CK Jeanswear N.V. (“CKJNV”)
WF Overseas Fashion C.V. (“WFOF”)
(the “CKJ Group Entities”, and together with their respective affiliates and successors within the
Warnaco family of companies, hereinafter all collectively, the “CKJ Entities” or “W” or “Warnaco”)

Re:	Calvin Klein, Inc. (“CKI”) and WFOF “CK/Calvin Klein” Bridge Apparel Store License d. 31 Jan 06 (“Bridge Apparel Store License”)

CKI and CKJE/WFOF “CK/Calvin Klein Bridge Apparel License” d. 31 Jan 06 as amended, including such amendment adding India to the Territory (the “India Bridge Apparel Amendment”), (the “Bridge Apparel License”)
Ladies and Gentlemen:
The CKJ Entities have requested and CKI hereby agrees, effective July 8, 2011 (the “Effective Date”), to add India to the “Territory” covered under the Bridge Apparel Store License, as follows:
A.
Simultaneously herewith, W and CKI are entering into an amendment to the Bridge Apparel License (as defined and described therein), pursuant to which, among other things, India is added to the Territory thereunder; and the parties acknowledge the formation between W and Murjani of the India Joint Venture (all as defined and described therein) and the grant of rights by W to the India Joint Venture, as specified therein (the “India Bridge Apparel Amendment”).

B.
In addition to the India Bridge Apparel Amendment, the parties hereby also agree to amend the Bridge Apparel Store License to add India as a separate region to the Territory, and otherwise as specifically provided herein.

C.	The following shall constitute amendments to the Bridge Apparel Store License to coincide with and give full effect to the India Bridge Apparel Amendment.
1.
There shall be a separate “Roll-Out Schedule” for India for CK/Calvin Klein Bridge Apparel only Stores as set forth on Schedule RO, annexed hereto and made a part hereof. Anticipated cities in which full price CK/Calvin Klein Bridge Apparel Stores are to be opened are: ***. Locations in India in which full price Stores are to be opened and maintained are: *** (“Key Cities”).

2.	The “Percentage Fees” solely with respect to the India region under the Bridge Apparel Store License shall be ***.
3.	The Advertising obligations solely with respect to the India region under the Bridge Apparel Store License shall be ***.
4.	Warnaco will open the *** full price CK/Calvin Klein Bridge Apparel Stores in ***.
5.	***
6.
This amendment to the Bridge Apparel Store License shall be considered as having been entered into in the State of New York and shall be construed and interpreted in accordance with the laws of that state applicable to agreements made and to be performed therein.

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
7.
Except as set forth herein, the Bridge Apparel Store License remains in full force and effect as set forth therein. Defined terms, unless otherwise provided herein, shall have the meaning assigned to each of them in the Bridge Apparel Store License. Except as otherwise indicated herein, all terms and conditions of the Bridge Apparel Store License shall continue to apply. This amendment may not be amended or modified, or terminated except in writing signed by all parties hereto and exchanged amongst them.

The parties have executed this amendment as of the date first written above.
[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.

Calvin Klein, Inc.

By:	/s/ Pamela Bradford

Warnaco Italy S.r.l.

By:	/s/ Stanley Silverstein

CK Jeanswear N.V.

By:	/s/ Stanley Silverstein

WFOF Overseas Fashion C.V.

By:	/s/ Marissa Pagnani

Acknowledged by:
[India Joint Venture]

By:	/s/ Stanley Silverstein

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
[Schedule RO]
ROLL-OUT SCHEDULE # STORES
CK/CALVIN KLEIN BRIDGE FULL PRICE BRIDGE APPAREL

	Yr 1	Yr 2	Yr 3	Yr 4	Yr 5	Yr 6	Yr 7	Yr 8	Yr 13	Yr 18	Yr 23	Yr 28
	***	***	***	***	***	***	***	***	***	***	***	***
CK/Calvin Klein bridge apparel Stores

Total:	***	***	***	***	***	***	***	***	***	***	***	***
***